LIBERTY CONTRARIAN INCOME FUND
                                  ("THE FUND")

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2003

         On September 1, 2003, Crabbe Huson Group, Inc. ("Crabbe Huson"), merged into Columbia Management Advisors, Inc. ("Columbia"), a registered investment adviser. Crabbe Huson was a registered investment adviser and advised the Fund. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in this merger and is now the investment adviser to the Fund.

         The merger will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the rate of fees payable by the Fund to its investment advisor.



746-36/131P-0803                                              September 1, 2003